UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Coherent Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, no par value	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2023, Silicon Carbide LLC (“Silicon Carbide”), a wholly owned subsidiary of Coherent Corp. (the “Company”), entered into (i) an investment agreement (the “Denso Investment Agreement”), dated as of October 10, 2023, with Denso Corporation (“Denso”), pursuant to which, subject to the terms and conditions set forth therein, Silicon Carbide has agreed to issue and sell to Denso 16,666,667 Class A Common Units of Silicon Carbide (the “Common Units”) for an aggregate purchase price of $500,000,000, and (ii) an investment agreement (the “MELCO Investment Agreement”, and together with the Denso Investment Agreement, the “Investment Agreements”), dated as of October 10, 2023, with Mitsubishi Electric Corporation (“MELCO”), pursuant to which, subject to the terms and conditions set forth therein, Silicon Carbide has agreed to issue and sell to MELCO 16,666,667 Common Units for an aggregate purchase price of $500,000,000 (the issuance and sale of the Common Units to Denso and MELCO, collectively, the “Equity Investments”). Following the consummation of the Equity Investments, it is expected that the Company will own approximately 75% of Silicon Carbide’s outstanding Common Units, Denso will own approximately 12.5% of the Common Units and MELCO will own approximately 12.5% of the Common Units. In connection with the execution of the Investment Agreements, Silicon Carbide has agreed to enter into certain supply arrangements with each of MELCO and Denso pursuant to which Silicon Carbide will supply 150 mm and 200 mm silicon carbide substrates.

The transactions are subject to certain closing conditions, including: (i) the obtainment or waiver of specified regulatory approvals and (ii) the consummation of the separation of the silicon carbide business of the Company and its subsidiaries (the “SiC Business”) so that it is directly or indirectly owned by Silicon Carbide in accordance with the terms of the Investment Agreements (the “Separation”).

The Investment Agreements contain customary representations, warranties and covenants of Silicon Carbide and Denso or MELCO, as applicable, including covenants by Silicon Carbide concerning the conduct of the SiC Business in the ordinary course during the interim period between the execution of the applicable Investment Agreement and the closing or termination of such Investment Agreement (subject to customary exceptions). Under the Investment Agreements, each of Silicon Carbide and Denso or MELCO, as applicable, provide indemnification for (i) breaches of certain fundamental representations and (ii) breaches of their respective post-closing covenants. The Investment Agreements also contain certain termination rights for both Silicon Carbide and Denso or MELCO, as applicable.

A copy of the Denso Investment Agreement and the MELCO Investment Agreement are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing description of the Denso Investment Agreement and the MELCO Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Denso Investment Agreement or the MELCO Investment Agreement, as applicable.

The representations, warranties and covenants set forth in the Investment Agreements have been made only for the purposes of those agreements and solely for the benefit of the parties to the Investment Agreements, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Investment Agreements instead of establishing these matters as facts, as well as by information contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors. In addition, such representations and warranties were made only as of the dates specified in the Investment Agreements. Accordingly, the Investment Agreements are included with this filing only to provide investors with information regarding the terms of the Investment Agreements and not to provide investors with any other factual information regarding the parties thereto or their respective businesses.

Item 8.01.	Other Events.

On October 10, 2023, the Company issued a press release announcing the execution of the Investment Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made in this communication have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the Equity Investments, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Investment Agreements; (iv) litigation and any unexpected costs, charges or expenses resulting from the Equity Investments, the Investment Agreements and the other transactions contemplated thereby (collectively, the “Transactions”); (v) the risk that disruption from the Transactions materially and adversely affects the respective businesses and operations of the Company and its subsidiaries; (vi) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transactions; (vii) the ability of the Company and its subsidiaries to retain and hire key employees; (viii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and additional risk factors that may be identified from time to time in future filings of the Company; (ix) the purchasing patterns of customers and end-users; (x) the timely release of new products, and acceptance of such new products by the market; (xi) the introduction of new products by competitors and other competitive responses; (xii) the Company’s and its subsidiaries’ ability to devise and execute strategies to respond to market conditions; (xiii) the risks to anticipated growth in industries and sectors in which the Company operates; and (xiv) the risks to realizing the benefits of investments in R&D and commercialization of innovations. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Investment Agreement, dated as of October 10, 2023 by and between Silicon Carbide LLC and Denso Corporation.*

10.2	Investment Agreement, dated as of October 10, 2023 by and between Silicon Carbide LLC and Mitsubishi Electric Corporation.*

99.1	Press Release dated October 10, 2023

104.0	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: October 10, 2023	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal and Compliance Officer